                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                FEBRUARY 27, 2000

                                LG&E ENERGY CORP.
               (Exact name of registrant as specified in charter)

                           ---------------------------


     KENTUCKY                          1-10568                 61-1174555
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
 of incorporation)                                           Identification No.)

                           ---------------------------

                              220 West Main Street
                                 P.O. Box 32030
                              Louisville, KY 40232
                    (Address of Principal Executive Offices)

                           ---------------------------

       Registrant's telephone number, including area code: (502) 627-2000

ITEM 5. OTHER EVENTS

      On February 27, 2000, LG&E Energy Corp., a Kentucky corporation (the "Company"), PowerGen plc, an English public limited company ("PowerGen"), a Delaware corporation to be formed as an indirect wholly-owned subsidiary of PowerGen ("US Subholdco 2") and a Kentucky corporation to be formed as a direct wholly-owned subsidiary of US Subholdco 2 ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the "Merger") with the Company surviving the Merger, and the Company will become an indirect wholly-owned subsidiary of PowerGen. In the Merger, each issued and outstanding share of the common stock, without par value, of the Company will be canceled and converted into the right to receive $24.85 in cash.

      In connection with the Merger, the Company has amended the terms of the Rights Agreement, dated as of December 5, 1990, as amended as of May 20, 1997, by and between the Company and Louisville Gas and Electric Company, as rights agent (the "Rights Agreement"), so that the execution, delivery and performance of the Merger Agreement will not cause any "Rights" (as defined in the Rights Agreement) to become exercisable, cause PowerGen to become an "Acquiring Person" (as defined in the Rights Agreement) or give rise to a "Distribution Date," "Stock Acquisition Date" or "Triggering Event" (as each such term is defined in the Rights Agreement). The Merger Agreement, a press release relating thereto and presentation materials relating to the analysts' meeting of February 28, 2000 are attached as exhibits and are incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Not Applicable.

      (b) Not Applicable.

      (c) Exhibits.

      The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

EXHIBIT NO.   TITLE
-----------   -----

2.1 Agreement and Plan of Merger, dated as of February 27, 2000, by and among the Company, PowerGen, US Subholdco 2 and Merger Sub.


99.01         Press Release, dated as of February 28, 2000, of the Company.

99.02 Presentation Materials relating to the analysts' meeting of February 28, 2000.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LG&E ENERGY CORP.

                                          By: /s/ John R. McCall
                                             ----------------------------------
                                          Name:  John R. McCall
                                          Title: Executive Vice President,
                                                 General Counsel and
                                                 Corporate Secretary

Dated:  February 28, 2000



                                        3